Deconsolidation of Teekay Offshore	12 Months Ended
Dec. 31, 2018
Business Combinations [Abstract]
Deconsolidation of Teekay Offshore
4. Deconsolidation of Teekay Offshore
On September 25, 2017, Teekay, Teekay Offshore and Brookfield Business Partners L.P. together with its institutional partners (collectively, Brookfield) finalized a strategic partnership (or the Brookfield Transaction) which resulted in the deconsolidation of Teekay Offshore as of that date. Although Teekay owned less than 50% of Teekay Offshore, Teekay maintained control of Teekay Offshore until September 25, 2017, by virtue of its 100% ownership interest in the general partner of Teekay Offshore, which is a master limited partnership. In connection with Brookfield's acquisition of a 49% interest in Teekay Offshore's general partner, Teekay Offshore GP LLC (or TOO GP), Teekay and Brookfield entered into an amended limited liability company agreement whereby Brookfield obtained certain participatory rights in the management of TOO GP, which resulted in Teekay deconsolidating Teekay Offshore for accounting purposes on September 25, 2017. Subsequent to the closing of the Brookfield Transaction, Teekay has significant influence over Teekay Offshore and accounts for its investment in Teekay Offshore using the equity method. Teekay Offshore is a related party of Teekay, and Brookfield is not a related party of Teekay (see Note 13).

In July 2018, Brookfield exercised its option to acquire an additional 2% of ownership interests in Teekay Offshore's general partner from Teekay in exchange for 1.0 million Brookfield Transaction Warrants (defined below). After exercising this option, Brookfield holds a 51% interest in the general partner and Teekay owns a 49% interest in the general partner of Teekay Offshore. As of December 31, 2018, Teekay owned a 13.8% interest in the common units of Teekay Offshore (13.8% – December 31, 2017).

The Brookfield Transaction that was finalized in September 2017, included, among other things, the following:

•
Brookfield and Teekay invested $610.0 million and $30.0 million, respectively, in exchange for 244.0 million and 12.0 million common units of Teekay Offshore, respectively, and 62.4 million and 3.1 million common unit warrants (or the Brookfield Transaction Warrants), with an exercise price of $0.01 per unit, a term of seven years, and which are exercisable when Teekay Offshore's common unit volume-weighted average price is equal to or greater than $4.00 per common unit for 10 consecutive trading days until September 25, 2024;

•
Brookfield acquired from Teekay a 49% interest in Teekay Offshore's general partner in exchange for $4.0 million and an option to purchase an additional 2.0% interest in Teekay Offshore's general partner from Teekay in exchange for 1.0 million of the Brookfield Transaction Warrants initially issued to Brookfield. Brookfield exercised this option in July 2018 increasing their ownership interest in Teekay Offshore's general partner to 51%;

•
Teekay Offshore repurchased and cancelled all of its outstanding Series C-1 and Series D Preferred Units at a per unit redemption value of $18.20 and $23.75 per unit, plus accrued and unpaid distributions, respectively, which included Teekay's investment in 1,040,000 Series D Preferred Units. The Series D tranche B Warrants to purchase Teekay Offshore common units, which were issued as part of the Series D Preferred Units on June 29, 2016, were amended to reduce the exercise price from $6.05 to $4.55 per unit; and

•
Brookfield acquired from a subsidiary of Teekay the $200 million subordinated promissory note issued by Teekay Offshore to Teekay on July 1, 2016, the maturity of which Brookfield extended from 2019 to 2022, in consideration for $140.0 million in cash on a net basis and 11.4 million of the Brookfield Transaction Warrants initially issued to Brookfield.

The following table shows the accounting impact from the deconsolidation of Teekay Offshore on September 25, 2017. On such date, the Company recognized both the net cash proceeds it received from Brookfield and the fair value of its retained interests in Teekay Offshore, including common units, warrants, and vessel charters with Teekay Offshore, and derecognized the carrying value of both Teekay Offshore’s net assets and the non-controlling interest in Teekay Offshore, with the difference between the amounts recognized and derecognized being the loss on deconsolidation.

As of September 25, 2017
Net cash proceeds received by Teekay	139,693
Fair value of common units and general partner interest of Teekay Offshore (note 22)	150,132
Fair value of warrants (note 15)	36,596
Fair value of vessel charters with Teekay Offshore (notes 6 and 7)	14,812
Carrying value of the non-controlling interest in Teekay Offshore	1,138,275
Subtotal	1,479,508
Less:
Carrying value of Teekay Offshore's net assets on deconsolidation	(1,584,296)
Loss on deconsolidation of Teekay Offshore	(104,788)

The $150.1 million fair value of Teekay's retained investment in Teekay Offshore, which consisted of approximately 14% in its outstanding common units and a 51% interest in TOO GP, was determined with reference to the market price of Teekay Offshore's common units on September 25, 2017. The $14.8 million fair value of vessel charters was determined using an income approach and with reference to market rates, contract term, and a discount rate of 10%.
Subsequent to the formation of Teekay Offshore, Teekay sold certain vessels to Teekay Offshore. As Teekay Offshore was a non-wholly-owned consolidated subsidiary of Teekay at the date of the sales, all of the gain or loss on sales of these vessels was fully eliminated upon consolidation. Consequently, the portion of the gain or loss attributable to Teekay’s reduced interest in the vessels was deferred. The total unrecognized net deferred gain relating to the vessels previously sold from Teekay to Teekay Offshore was $349.6 million. Upon deconsolidation of Teekay Offshore, such amount was recognized as an increase to net loss attributable to non-controlling interests for the year ended December 31, 2017.
Until December 31, 2017, Teekay and its wholly-owned subsidiaries directly and indirectly provided substantially all of Teekay Offshore’s ship management, commercial, technical, strategic, business development and administrative service needs. On January 1, 2018, as part of the Brookfield Transaction, Teekay Offshore acquired a 100% ownership interest in seven subsidiaries (or the Transferred Subsidiaries) of Teekay at carrying value. The Company recognized a loss of $7.1 million for the year ended December 31, 2018 related to the sale of the Transferred Subsidiaries and the resultant release of accumulated pension losses from accumulated other comprehensive income, which is recorded in loss on deconsolidation of Teekay Offshore on the Company's consolidated statements of (loss) income.